Exhibit 4.3
CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83

OFG BANCORP

AND

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

 as Trustee

INDENTURE

Dated as of March ●, 2026

SUBORDINATED DEBT SECURITIES

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83

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CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 701.	Disclosure of Names and Addresses of Holders.	53
Section 702.	Reports by Trustee.	54
Section 703.	Reports by Company.	54
Section 704.	Company to Furnish Trustee Names and Addresses of Holders.	54

ARTICLE EIGHT CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE		55

Section 801.	Consolidations and Mergers of Company and Sales, Leases and Conveyances Permitted Subject to Certain Conditions.	55
Section 802.	Rights and Duties of Successor Corporation.	55
Section 803.	Officer’s Certificate and Opinion of Counsel.	56

ARTICLE NINE SUPPLEMENTAL INDENTURES		56

Section 901.	Supplemental Indentures without Consent of Holders.	56
Section 902.	Supplemental Indentures with Consent of Holders.	57
Section 903.	Execution of Supplemental Indentures.	59
Section 904.	Effect of Supplemental Indentures.	59
Section 905.	Conformity with Trust Indenture Act.	59
Section 906.	Reference in Securities to Supplemental Indentures.	59
Section 907.	Notice of Supplemental Indentures.	59
Section 908.	Subordination Unimpaired.	59

ARTICLE TEN COVENANTS		60

Section 1001.	Payment of Principal, Premium or Make-Whole Amount, if any, Interest and Additional Amounts.	60
Section 1002.	Maintenance of Office or Agency.	60
Section 1003.	Money for Securities Payments to Be Held in Trust.	62
Section 1004.	[Reserved].	63
Section 1005.	Existence.	63
Section 1006.	Maintenance of Properties.	63
Section 1007.	Payment of Taxes and Other Claims.	63
Section 1008.	Statement as to Compliance.	64
Section 1009.	Additional Amounts.	64
Section 1010.	Waiver of Certain Covenants.	65

ARTICLE ELEVEN REDEMPTION OF SECURITIES		65

Section 1101.	Applicability of Article.	65
Section 1102.	Election to Redeem; Notice to Trustee.	65
Section 1103.	Selection by Trustee of Securities to Be Redeemed.	66
Section 1104.	Notice of Redemption.	66
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CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 1105.	Deposit of Redemption Price.	68
Section 1106.	Securities Payable on Redemption Date.	68
Section 1107.	Securities Redeemed in Part.	69

ARTICLE TWELVE SINKING FUNDS		69

Section 1201.	Applicability of Article.	69
Section 1202.	Satisfaction of Sinking Fund Payments with Securities.	70
Section 1203.	Redemption of Securities for Sinking Fund.	70

ARTICLE THIRTEEN [RESERVED]		71

ARTICLE FOURTEEN DEFEASANCE AND COVENANT DEFEASANCE		71

Section 1401.	Applicability of Article; Company’s Option to Effect Defeasance or Covenant Defeasance.	71
Section 1402.	Defeasance and Discharge.	71
Section 1403.	Covenant Defeasance.	72
Section 1404.	Conditions to Defeasance or Covenant Defeasance.	72
Section 1405.	Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.	74

ARTICLE FIFTEEN MEETINGS OF HOLDERS OF SECURITIES		75

Section 1501.	Purposes for Which Meetings May Be Called.	75
Section 1502.	Call, Notice and Place of Meetings.	75
Section 1503.	Persons Entitled to Vote at Meetings.	75
Section 1504.	Quorum; Action.	76
Section 1505.	Determination of Voting Rights; Conduct and Adjournment of Meetings.	77
Section 1506.	Counting Votes and Recording Action of Meetings.	77
Section 1507.	Evidence of Action Taken by Holders.	78
Section 1508.	Proof of Execution of Instruments.	78

ARTICLE SIXTEEN SUBORDINATION		78

Section 1601.	Agreement to Subordinate.	78
Section 1602.	Liquidation; Dissolution; Bankruptcy.	78
Section 1603.	Default on Senior Debt.	79
Section 1604.	Acceleration of Securities.	79
Section 1605.	When Distribution Must Be Paid Over.	79
Section 1606.	Notice by Company.	79
Section 1607.	Subrogation.	80
Section 1608.	Relative Rights.	80

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CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 1609.	Subordination May Not Be Impaired By Company.	80
Section 1610.	Distribution or Notice to Representative.	80
Section 1611.	Rights of Trustee and Paying Agent.	80

EXHIBITS

Exhibit A–1	FORM OF CERTIFICATION EXHIBIT A-1

Exhibit A–2
FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND CLEARSTREAM S.A. IN CONNECTION WITH THE EXCHANGE OF A PORTION OF A TEMPORARY GLOBAL SECURITY OR TO OBTAIN INTEREST PAYABLE PRIOR TO THE EXCHANGE DATE CERTIFICATE

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CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
OFG BANCORP

Reconciliation and tie between Trust Indenture Act of 1939, as amended (the “TIA”), and Indenture, dated as of March ●, 2026:

Trust Indenture Act Section	Indenture Section
Section 310(a)(1)	607
(a)(2)	607
(b)	608, 613
Section 312(a)	704
(c)	701
Section 313(a)	702
Section 314(a)	703
(a)(4)	1008
(c)(1)	102
(c)(2)	102
(e)	102
Section 315(b)	601, 602
Section 316(a)(last sentence)	101 (“Outstanding”)
(a)(1)(A)	502, 512
(a)(1)(B)	513
(b)	508
Section 317(a)(1)	503
(a)(2)	504
Section 318(a)	112
(c)	112

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Attention should also be directed to Section 318(c) of the TIA, which provides that the provisions of Sections 310 to and including 317 of the TIA are a part of and govern every qualified indenture, whether or not physically contained therein.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
INDENTURE

INDENTURE, dated as of March ●, 2026, between OFG BANCORP, a Puerto Rico corporation (the “Company”), having its principal office at 254 Muñoz Rivera Avenue, San Juan, Puerto Rico, 00918, and U.S. Bank Trust Company, National Association, as Trustee hereunder (the “Trustee”), having its Corporate Trust Office at 100 Wall Street, New York, New York 10005.

RECITALS OF THE COMPANY

The Company deems it necessary to issue from time to time for its lawful purposes subordinated debt securities (the “Securities”) evidencing its unsecured and subordinated indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to aggregate principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed therefor as hereinafter provided.

All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.         Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or the context otherwise requires:

(1)         the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2)         all other terms used herein that are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein, and the terms “cash transaction” and “self-liquidating paper,” as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the TIA;

(3)         all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with accounting principles generally accepted in the United States; and

(4)         the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Certain terms, used principally in Article Three, Article Five, Article Six and Article Ten, are defined in those Articles.  In addition, the following terms shall have the indicated respective meanings:

“Act” has the meaning specified in Section 104.

“Additional Amounts” means any additional amounts that are required by a Security, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders and that are owing to such Holders.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authenticating Agent” means any authenticating agent appointed by the Trustee pursuant to Section 611.

“Bankruptcy Law” has the meaning specified in Section 501.

“Bearer Security” means a Security that is payable to bearer.

“Board of Directors” means either (i) the Board of Directors of the Company, the executive committee or any other committee or director of that board duly authorized to act for it in respect hereof, or (ii) one or more duly authorized officers of the Company to whom the Board of Directors of the Company or a committee thereof has delegated the authority to act with respect to the matters contemplated by this Indenture.

“Board Resolution” means (i) a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or a committee thereof, and to be in full force and effect on the date of such certification, and delivered to the Trustee or (ii) a certificate signed by the authorized officer or officers of the Company to whom the Board of Directors of the Company or a committee thereof has delegated its authority (as described in the definition of Board of Directors), and in each case, delivered to the Trustee.

“Business Day,” when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 301, any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in that Place of Payment or particular location are authorized or required by law, regulation or executive order to close.

“Clearstream” means Clearstream Banking, societe anonyme Luxembourg.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after execution of this instrument such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties on such date.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
“Common Depository” has the meaning specified in Section 304(b).

“Company” means the Person named as the “Company” in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor corporation.

“Company Request” and “Company Order” mean, respectively, a written request or order signed in the name of the Company by the President or a Vice President of the Company, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

“Conversion Event” means the cessation of use of (i) a Foreign Currency (other than as otherwise provided with respect to a Security pursuant to Section 301) as provided by the government of the country that issued such currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, or (ii) the ECU, both within the European Monetary System and for the settlement of transactions by public in situations of or within the European Community, or (iii) any currency unit (or composite currency) for the purposes for which it was established.

“Corporate Trust Office” means the office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 100 Wall Street, New York, New York 10005.

 “Corporation” includes corporations, associations, companies and business trusts.

“Coupon” means any interest coupon appertaining to a Bearer Security.

“Custodian” has the meaning set forth in Section 501.

“Debt” means the principal, premium, if any, unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, charges, expenses, reimbursement and indemnification obligations, and all other amounts payable under or in respect of the following indebtedness of the Company for money borrowed, whether any such indebtedness exists as of the date of the Indenture or is created, incurred, assumed or guaranteed after such date:

  (i)         any debt (a) for money borrowed, (b) evidenced by a bond, note, debenture, or similar instrument (including purchase money obligations) given in connection with the acquisition of any business, property or assets, whether by purchase, merger, consolidation or otherwise, but shall not include any account payable or other obligation created or assumed in the ordinary course of business in connection with the obtaining of materials or services, or (c) that is a direct or indirect obligation that arises as a result of banker’s acceptances or bank letters of credit issued to secure obligations of the Company, or to secure the payment of revenue bonds issued for the benefit of the Company, whether contingent or otherwise;

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(ii)         any debt of others described in the preceding clause (i) that the Company has guaranteed or for which it is otherwise liable;

(iii)        the obligation of the Company, as lessee under any lease of property that is reflected on the Company’s balance sheet as a capitalized lease; and

(iv)        any deferral, amendment, renewal, extension, supplement or refunding of any liability of the kind described in any of the preceding clauses (i), (ii), and (iii); provided, however, that, in computing indebtedness of the Company, there shall be excluded any particular indebtedness if, upon or prior to the maturity thereof, there shall have been deposited with a depository in trust money (or evidence of indebtedness if permitted by the instrument creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness as it becomes due, and the amount so deposited shall not be included in any computation of the assets of the Company.

“Defaulted Interest” has the meaning specified in Section 307.

“Dollar” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for payment of public and private debts.

“DTC” means The Depository Trust Company.

“Euroclear” means Euroclear Bank or its successor as operator of the Euroclear System.

“Event of Default” has the meaning specified in Section 501.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Commission.

“Foreign Currency” means any currency, currency unit or composite currency issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

“GAAP” means generally accepted accounting principles as used in the United States applied on a consistent basis as in effect from time to time; provided that solely for purposes of any calculation required by the financial covenants contained herein, “GAAP” shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

“Government Obligations” means securities that are (i) direct obligations of the United States of America or the government that issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government that issued the Foreign Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
“Holder” means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, shall mean the bearer thereof.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, “Indenture” shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms that relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

“Indexed Security” means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

“Interest” when used with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, shall mean interest payable after Maturity, and, when used with respect to a Security that provides for the payment of Additional Amounts pursuant to Section 1009, includes such Additional Amounts.

“Interest Payment Date” means, when used with respect to any Security, the Stated Maturity of an installment of interest on such Security.

“Make-Whole Amount” means the amount, if any, in addition to principal that is required by a Security, under the terms and conditions specified therein or as otherwise specified as contemplated by Section 301, to be paid by the Company to the Holder thereof in connection with any optional redemption or accelerated payment of such Security.

“Maturity” means, when used with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment, repurchase or otherwise.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
“Officer’s Certificate” means a certificate signed by the President or a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be an employee of or counsel for the Company.

“Original Issue Discount Security” means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

“Outstanding,” when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i)          Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(ii)         Securities, or portions thereof, for whose payment or redemption or repayment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons appertaining thereto; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or other provision therefor satisfactory to the Trustee has been made;

(iii)        Securities, except solely to the extent provided in Sections 1402 or 1403, as applicable, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen;

(iv)        Securities that have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to the Trustee that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(v)         Securities converted or exchanged into other securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company pursuant to or in accordance with this Indenture if the terms of such Securities provide for convertibility or exchange pursuant to Section 301; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined pursuant to Section 301 as of the date such Security is originally issued by the Company, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Indexed Security pursuant to Section 301, and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.  Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

“Paying Agent” means any Person authorized by the Company to pay the principal of (and premium or Make-Whole Amount, if any) or interest on any Securities, or coupons on behalf of the Company, or if no such Person is authorized, the Company.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment” means, when used with respect to the Securities of or within any series, the place or places where the principal of (and premium or Make-Whole Amount, if any) and interest on such Securities are payable as specified as contemplated by Sections 301 and 1002.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains.

“Redemption Date” means, when used with respect to any security to be redeemed in whole or in part, the date fixed for such redemption by or pursuant to this Indenture.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
“Redemption Price” means, when used with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

“Registered Security” means any Security that is registered in the Security Register.

“Regular Record Date” for the installment of interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

“Repayment Date” means, when used with respect to any Security to be repaid, the date fixed for such repayment by or pursuant to this Indenture.

“Repayment Price” means, when used with respect to any Security to be repaid or purchased, the price at which it is to be repaid pursuant to this Indenture.

“Representative” means the indenture trustee or other trustee, agent or representative for an issue of Senior Debt.

“Responsible Officer” means any vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder by the Commission.

“Security” has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, “Securities” with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of or within any series as to which such Person is not Trustee.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.

“Senior Debt” means the principal of (and premium, if any) and unpaid interest on (x) Debt of the Company, whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed, for money borrowed other than (a) any Debt of the Company which when incurred, and without respect to any election under Section 1111(b) of the Federal Bankruptcy Code, was without recourse to the Company, (b) any Debt of the Company to any of its Subsidiaries, (c) Debt to any employee of the Company, (d) any liability for taxes, (e) Trade Payables and (f) any Debt of the Company which is expressly subordinate in right of payment to any other Debt of the Company, and (y) renewals, extensions, modifications and refundings of any such Debt. For purposes of the foregoing and the definition of “Senior Debt,” the phrase “subordinated in right of payment” means debt subordination only and not lien subordination, and accordingly, (i) unsecured indebtedness shall not be deemed to be subordinated in right of payment to secured indebtedness merely by virtue of the fact that it is unsecured, and (ii) junior liens, second liens and other contractual arrangements that provide for priorities among Holders of the same or different issues of indebtedness with respect to any collateral or the proceeds of collateral shall not constitute subordination in right of payment. This definition may be modified or superseded by a supplemental indenture.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
“Special Record Date” for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Trustee pursuant to Section 307.

“Stated Maturity” means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means a corporation or a partnership or a limited liability company a majority of the outstanding Voting Stock or partnership or membership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Company or by one or more of its other Subsidiaries.

 “Trade Payables” means accounts payable or any other indebtedness or monetary obligations to trade creditors created or assumed by the Company or any Subsidiary of the Company in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities).

“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this Indenture was executed, except as provided in Section 905.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of or within any series shall mean only the Trustee with respect to the Securities of that series.

“United States” means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

“United States person” means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any state or the District of Columbia or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
“Voting Stock” means stock having voting power for the election of directors, or trustees, as the case may be.

“Yield to Maturity” means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent predetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

Section 102.         Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture (including covenants, compliance with which constitute conditions precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (excluding certificates delivered pursuant to Section 1008) shall include:

(1)         a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

(2)         a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)         a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

(4)         a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.         Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous.  Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information as to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations as to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

The Trustee shall have the right to accept and act upon any notice, instruction, or other communication, including any funds transfer instruction, (each, a “Notice”) received pursuant to this Indenture by electronic transmission (including by e-mail, facsimile transmission, web portal or other electronic methods) and shall not have any duty to confirm that the person sending such Notice is, in fact, a person authorized to do so.  Electronic signatures believed by the Trustee to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider identified by any other party hereto and acceptable to the Trustee) shall be deemed original signatures for all purposes.  Each other party to this Indenture assumes all risks arising out of the use of electronic signatures and electronic methods to send Notices to the Trustee, including without limitation the risk of the Trustee acting on an unauthorized Notice and the risk of interception or misuse by third parties.  Notwithstanding the foregoing, the Trustee may in any instance and in its sole discretion require that a Notice in the form of an original document bearing a manual signature be delivered to the Trustee in lieu of, or in addition to, any such electronic Notice.

The words “execution”, “signed”, “signature”, and words of like import in the Indenture shall include images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider identified by any other party hereto and acceptable to the Trustee).  The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.  Without limitation to the foregoing, and anything in this Indenture to the contrary notwithstanding, any Officer’s Certificate, company order, Opinion of Counsel, Securities, certificate of authentication appearing on or attached to any Securities, supplemental indenture or other certificate, opinion of counsel, instrument, agreement or other document delivered pursuant to this Indenture may be executed, attested and transmitted by any of the foregoing electronic means and formats.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 104.         Acts of Holders.

(a)         Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing.  If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, whether in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record.  Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company.  Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments or so voting at any such meeting.  Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 612) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section.  The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

(b)         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner that the Trustee deems sufficient.

(c)         The ownership of Registered Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

(d)         The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed, as depository, by any trust company, bank, banker or other depository, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such person had on deposit with such depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory.  The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.  The ownership of Bearer Securities may also be proved in any other manner that the Trustee deems sufficient.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(e)          If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so.  Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed.  If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

(f)          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105.         Notices, etc.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to or filed with,

(1)         the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:  Global Corporate Trust, or

(2)         the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 106.         Notice to Holders; Waiver.

Where this Indenture provides for notice of any event to Holders of Registered Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register (or in the case of global Securities, delivered to DTC electronically), not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  In any case where notice to Holders of Registered Securities is given by mail or electronically as prescribed above, neither the failure to mail or send such notice, nor any defect in any notice so mailed or sent, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein.  Any notice mailed or sent to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail or electronically as prescribed above, then such notification to Holders of Registered Securities by other means as determined by the Company shall constitute a sufficient notification to such Holders for every purpose hereunder.

Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107.         Effect of Headings; Table of Contents; Counterparts.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.  Notwithstanding the foregoing, the exchange of copies of this Indenture and of signature pages by facsimile or PDF (e-mail) transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture and signature pages for all purposes.

Section 108.         Successors and Assigns.

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 109.         Separability Clause.

In case any provision in this Indenture or in any Security or coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 110.         Benefits of Indenture.

Nothing in this Indenture or in the Securities or coupons appertaining thereto, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder (and, with respect to Article Seventeen, the holders of Senior Debt) or the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 111.         No Personal Liability.

No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security or coupon appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

Section 112.         Governing Law.

This Indenture and the Securities and coupons shall be governed by and construed in accordance with the laws of the State of New York.  This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.  The parties to this Indenture each hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Securities or this Indenture, and all such parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court and hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 113.         Legal Holidays.

In any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity of any Security or the last date on which a Holder has the right to convert or exchange a Security at a particular conversion or exchange price shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security or coupon other than a provision in the Securities of any series that specifically states that such provision shall apply in lieu hereof), payment of interest or any Additional Amounts or principal (and premium or Make-Whole Amount, if any) need not be made at such Place of Payment on such date, conversion or exchange need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity or on such last day for conversion or exchange, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity or on such last day for conversion or exchange, as the case may be.

Section 114.         Force Majeure.

In no event shall the Trustee (in any capacity hereunder) be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, executive orders, pandemics, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee (in any capacity hereunder) shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 115.         U.S.A. Patriot Act.

The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee.  The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

ARTICLE TWO

SECURITIES FORMS

Section 201.         Forms of Securities.

The Registered Securities, if any, of each series and the Bearer Securities, if any, and related coupons of each series, shall be in substantially the forms as shall be established in or pursuant to one or more indentures supplemental hereto or Board Resolutions, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Unless otherwise specified as contemplated by Section 301, Bearer Securities shall have interest coupons attached.

The definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities or coupons, as evidenced by their execution of such Securities or coupons.

Section 202.          Form of Trustee’s Certificate of Authentication.

Subject to Section 611, the Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Date:	U.S. Bank Trust Company, National Association, as Trustee
By:
Authorized Signatory

Section 203.         Securities Issuable in Global Form.

If Securities of or within a series are issuable in global form, as specified as contemplated by Section 301, then, notwithstanding clause (8) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges, maturities or redemptions.  Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon written instruction given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or 304.  Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Company Order.  If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102.

The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium or Make-Whole Amount and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (ii) in the case of a permanent global Security in bearer form, the Holder listed on such permanent global Security in bearer form.

Notwithstanding any other provision of this Indenture, so long as a series of Securities is a Global Security, the parties hereto will be bound at all times by the procedures of the applicable depositary with respect to such series.

ARTICLE THREE

THE SECURITIES

Section 301.         Amount Unlimited; Issuable in Series.

The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series.  There shall be established in or pursuant to one or more Board Resolutions, or indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (15) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of or within the series when issued from time to time):

(1)         the title of the Securities of or within the series (that shall distinguish the Securities of such series from all other series of Securities);

(2)         any limit upon the aggregate principal amount of the Securities of or within the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of or within the series pursuant to Section 304, 305, 306, 906 or 1107);

(3)         the date or dates, or the method by which such date or dates will be determined, on which the principal of the Securities of or within the series shall be payable and the amount of principal payable thereon;

(4)         the rate or rates (that may be fixed or variable) at which the Securities of or within the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, and the basis upon which interest shall be calculated if other than that of a 360-day year consisting of twelve 30-day months;

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(5)         the place or places where the principal of (and premium or Make-Whole Amount, if any), interest, if any, on, and Additional Amounts, if any, payable in respect of, Securities of or within the series shall be payable, any Registered Securities of or within the series may be surrendered for registration of transfer, exchange or conversion and notices or demands to or upon the Company in respect of the Securities of or within the series and this Indenture may be served;

(6)         the period or periods within which, the price or prices (including the premium or Make-Whole Amount, if any) at which, the currency or currencies, currency unit or units or composite currency or currencies in which and other terms and conditions upon which Securities of or within the series may be redeemed in whole or in part, at the option of the Company, if the Company is to have the option;

(7)         the obligation, if any, of the Company to redeem, repay or purchase Securities of or within the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of or within the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

(8)         if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Registered Securities of or within the series shall be issuable and, if other than the denomination of $5,000, the denomination or denominations in which any Bearer Securities of or within the series shall be issuable;

(9)         if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

(10)       if other than the principal amount thereof, the portion of the principal amount of Securities of or within the series that shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 502 or, if applicable, the portion of the principal amount of Securities of or within the series that is convertible in accordance with the provisions of this Indenture, or the method by which such portion shall be determined;

(11)       if other than Dollars, the Foreign Currency or Currencies in which payment of the principal of (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, if any, on the Securities of or within the series shall be payable or in which the Securities of or within the series shall be denominated;

(12)       whether the amount of payments of principal of (and premium or Make-Whole Amount, if any) or interest, if any, on the Securities of or within the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(13)       whether the principal of (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, if any, on the Securities of or within the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

(14)       provisions, if any, granting special rights to the Holders of Securities of or within the series upon the occurrence of such events as may be specified;

(15)       any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to Securities of or within the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

(16)       whether Securities of or within the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of or within the series may be exchanged for Registered Securities of or within the series and vice versa (if permitted by applicable laws and regulations), whether any Securities of or within the series are to be issuable initially in temporary global form and whether any Securities of or within the series are to be issuable in permanent global form (with or without coupons) and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and, if Registered Securities of or within the series are to be issuable as a global Security, the identity of the depository for such series;

(17)       the date as of which any Bearer Securities of or within the series and any temporary global Security representing Outstanding Securities of or within the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

(18)       the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(19)       the applicability, if any, of Sections 1402 and/or 1403 to the Securities of or within the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen;

(20)       if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

(21)       whether and under what circumstances the Company will pay Additional Amounts as contemplated by Section 1009 on the Securities of or within the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

(22)       the obligation, if any, of the Company to permit the Securities of such series to be converted into or exchanged for Common Stock of the Company or other securities or property of the Company and the terms and conditions upon which such conversion or exchange shall be effected (including, without limitation, the initial conversion price or rate, the conversion or exchange period, any adjustment of the applicable conversion or exchange price or rate and any requirements relative to the reservation of such shares for purposes of conversion or exchange);

(23)       if convertible or exchangeable, any applicable limitations on the ownership or transferability of the securities or property into which such Securities are convertible or exchangeable; and

(24)       any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture except as permitted by Section 905).

All Securities of any one series and the coupons appertaining to any Bearer Securities of such series, if any, shall be substantially identical except, in the case of Registered or Bearer Securities issued in global form, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution or in any indenture supplemental hereto.  All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order for authentication and delivery of such Securities.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 302.         Denominations.

The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 301.  With respect to Securities of any series denominated in Dollars, in the absence of any such provisions with respect to the Securities of any series, the Registered Securities of such series, other than Registered Securities issued in global form (which may be of any denomination), shall be issuable in minimum denominations of $1,000 and any integral multiple thereof.

Section 303.         Execution, Authentication, Delivery and Dating.

The Securities and any coupons appertaining thereto shall be executed on behalf of the Company by its President or a Vice President.  The signature of any of these officers on the Securities and any coupons may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

Securities or coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or coupons.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupon appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered by the Company to any location in the United States; and provided further that, unless otherwise specified with respect to any series of Securities pursuant to Section 301 a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate to Euroclear or Clearstream, as the case may be, in the form set forth in Exhibit A-1 to this Indenture or such other certificate as may be specified with respect to any series of Securities pursuant to Section 301, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture.

If all of the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate or formula, maturity date, date of issuance and date from which interest shall accrue.  In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive, and (subject to Section 612 and TIA Sections 315(a) through 315(d)) shall be fully protected in conclusively relying upon:

(i)          an Opinion of Counsel complying with Section 102 and stating that:

(a)          the form or forms of such Securities and any coupons have been, or will have been upon compliance with such procedures as may be specified therein, established in conformity with the provisions of this Indenture and that any conditions precedent to the authorization and delivery of the Securities have been satisfied;

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(b)          the terms of such Securities and any coupons have been, or will have been upon compliance with such procedures as may be specified therein, established in conformity with the provisions of this Indenture; and

(c)          such Securities, together with any coupons appertaining thereto, when completed pursuant to such procedures as may be specified therein, and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights generally and to general equitable principles and to such other matters as may be specified therein; and

(ii)         an Officer’s Certificate complying with Section 102 and stating that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been, or will have been upon compliance with such procedures as may be specified therein, complied with and that, to the best of the knowledge of the signers of such certificate, no Event of Default with respect to such Securities shall have occurred and be continuing.

If the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, the Opinion of Counsel shall, in addition to opinions (a) through (c) described in paragraph (i) above, also state that all conditions precedent to the execution of the supplemental indenture and the authentication and delivery of the new series of Securities have been complied with and that such supplemental indenture and new series of Securities are the legal, valid and binding obligation of the Company enforceable against the Company, and any Guarantor as applicable, in accordance with their terms.

Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel or an Officer’s Certificate otherwise required pursuant to the preceding paragraph at the time of issuance of each Security of such series, but such order, opinion and certificate, with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Security of such series.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties, obligations or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by Section 301.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
No Security or coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security or the Security to which such coupon appertains a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.  Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued or sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.         Temporary Securities.

(a)         Pending the preparation of definitive Securities of any series, the Company may execute, and (subject to the fourth and fifth paragraphs of Section 303) upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities.  In the case of Securities of any series, such temporary Securities may be in global form.

Except in the case of temporary Securities in global form (which shall be exchanged in accordance with Section 304(b) or as otherwise provided in or pursuant to a Board Resolution), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay.  After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any non-matured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303.  Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

(b)         Unless otherwise provided as contemplated in Section 301, this Section 304(b) shall govern the exchange of temporary Securities issued in global form other than through the facilities of DTC.  If any such temporary Security is issued in global form, then such temporary global Security shall, unless otherwise provided therein, be delivered to the London, England office of a depository or common depository (the “Common Depository”), for the benefit of Euroclear and Clearstream.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the “Exchange Date”), the Company shall deliver to the Trustee definitive Securities, in an aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company.  On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depository to the Trustee, as the Company’s agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of or within the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged.  The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depository, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security, if any, held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Euroclear or Clearstream as to the portion of such temporary global Security, if any, held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture or in such other form as may be established pursuant to Section 301; and provided further that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 303.

Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or Clearstream, as the case may be, to request such exchange on his behalf and delivers to Euroclear or Clearstream, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear or Clearstream, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent.  Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person at the offices of Euroclear or Clearstream.  Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered by the Company only outside the United States.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear or Clearstream on such Interest Payment Date upon delivery by Euroclear or Clearstream to the Trustee of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other forms as may be established pursuant to Section 301), for credit without further interest on or after such Interest Payment Date to the respective accounts of Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or Clearstream, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth as Exhibit A-1 to this Indenture (or in such other forms as may be established pursuant to Section 301).  Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section 304(b) and of the third paragraph of Section 303 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners.  Except as otherwise provided in this paragraph, no payments of principal or interest owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive Security.  Any interest so received by Euroclear or Clearstream and not paid as herein provided shall be returned to the Trustee prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company.

Section 305.         Registration, Registration of Transfer and Exchange.

The Company shall cause to be kept at the Corporate Trust Office or in any office or agency of the Company in a Place of Payment a register for each series of Securities (the registers maintained in such office or in any such office or agency of the Company in a Place of Payment being herein sometimes referred to collectively as the “Security Register”) in which, subject to such reasonable regulations as it or the Security Registrar may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities.  The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time.  The Trustee, at its Corporate Trust Office, is hereby initially appointed “Security Registrar” for the purpose of registering Registered Securities and transfers of Registered Securities on such Security Register as herein provided.  In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times and to require that a copy of the Security Register in written form be delivered to it from time to time as reasonably requested.  Subject to the provisions of this Section 305, upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Subject to the provisions of this Section 305, at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at any such office or agency.  Whenever any such Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities that the Holder making the exchange is entitled to receive.  Unless otherwise specified with respect to any series of Securities as contemplated by Section 301, Bearer Securities may not be issued in exchange for Registered Securities.

If (but only if) permitted as contemplated by Section 301, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining.  If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless.  If thereafter the Holder of such Security shall surrender to the Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States.  Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.  Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the holder making the exchange is entitled to receive.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph.  If the depository for any permanent global Security is DTC, then, unless the terms of such global Security expressly permit such global Security to be exchanged in whole or in part for definitive Securities, a global Security may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such global Security selected or approved by the Company or to a nominee of such successor to DTC.  If at any time DTC notifies the Company that it is unwilling or unable to continue as depository for the applicable global Security or Securities or if at any time DTC ceases to be a clearing agency registered under the Exchange Act if so required by applicable law or regulation, the Company shall appoint a successor depository with respect to such global Security or Securities.  If (x) a successor depository for such global Security or Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility, (y) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by such global Security or Securities advise DTC to cease acting as depository for such global Security or Securities or (z) the Company, in its sole discretion, determines at any time that all Outstanding Securities (but not less than all) of any series issued or issuable in the form of one or more global Securities shall no longer be represented by such global Security or Securities (provided, however, the Company may not make such determination during the 40-day restricted period provided by Regulation S under the Securities Act or during any other similar period during which the Securities must be held in global form as may be required by the Securities Act), then the Company shall execute, and the Trustee shall authenticate and deliver definitive Securities of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such global Security or Securities.  If any beneficial owner of an interest in a permanent global Security is otherwise entitled to exchange such an interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301 and provided that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall execute, and the Trustee shall authenticate and deliver definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner’s interest in such permanent global Security.  On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered for exchange by DTC or such other depository as shall be specified in the Company Order with respect thereto to the Trustee, as the Company’s agent for such purpose; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption; and provided further that no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States.  If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

The Company or the Trustee, as applicable, shall not be required (i) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section 1103 and ending at the close of business on (A) if such Securities are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if such Securities are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if such Securities are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption, or (iv) to issue or to register the transfer or exchange of any Security that has been surrendered for repayment, except the portion, if any, of such Security not to be so repaid.

Section 306.         Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee or the Company, together with such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, with coupons corresponding to coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains, pay such Security or coupon; provided, however, that payment of principal of (and premium or Make-Whole Amount, if any), any interest on and any Additional Amounts with respect to Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

Section 307.         Payment of Interest; Interest Rights Preserved.

Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, interest on any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest on any Registered Security may at the Company’s option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee located inside the United States.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, payment of interest may be made, in the case of a Bearer Security, by transfer to an account maintained by the payee with a bank located outside the United States.

Unless otherwise provided as contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, Euroclear and/or Clearstream, as the case may be, with respect to that portion of such permanent global Security held for its account by DTC, Euroclear or Clearstream, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(1)         The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner.  The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) as determined by the Company equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest and such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided.  Thereupon the Trustee shall fix a special record date (herein called a “Special Record Date”) for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment.  The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid (or to the extent permitted by applicable procedures or regulations, electronically delivered), to each Holder of Registered Securities of such series at such Holder’s address as it appears in the Security Register not less than 10 days prior to such Special Record Date.  Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).  In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

(2)         The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Subject to the provisions of Section 1402 and except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, in the case of any Security that is converted or exchanged after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security, the principal of (or premium, if any, on) which shall become due and payable, whether at a Stated Maturity or by declaration of acceleration, call for redemption, or otherwise, prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion or exchange, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date.  Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted or exchanged, interest whose Stated Maturity is after the date of conversion or exchange of such Security shall not be payable.

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Section 308.         Persons Deemed Owners.

Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium or Make-Whole Amount, if any), and (subject to Sections 305 and 307) interest on, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery.  The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Bearer Security and the Holder of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depository, as a Holder, with respect to such global Security or impair, as between such depository and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depository (or its nominee) as Holder of such global Security.

Section 309.         Cancellation.

All Securities and coupons surrendered for payment, redemption, repayment, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and coupons and Securities and coupons surrendered directly to the Trustee for any such purpose shall be promptly canceled by it.  The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder that the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee.  If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.  No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture.  Cancelled Securities and coupons held by the Trustee shall be destroyed by the Trustee and, if requested in writing by the Company, the Trustee shall deliver a certificate of such destruction to the Company, unless by a Company Order the Company directs their return to it.

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Section 310.         Computation of Interest.

Except as otherwise specified as contemplated by Section 301 with respect to Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

Section 311.         CUSIPs.

The Company in issuing the Securities may use CUSIP numbers (or any other identifying control number, if then generally in use) and, if so, the Trustee shall use CUSIP numbers in notices, including notices of redemption as a convenience to Holders, provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in such notice.

ARTICLE FOUR

SATISFACTION AND DISCHARGE

Section 401.         Satisfaction and Discharge of Indenture.

This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1009), and the Trustee, upon receipt of a Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

(1)         either

(A)         all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons of such series that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities and coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

(B)         all Securities of such series and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

(i)           have become due and payable, or

(ii)         will become due and payable at their Stated Maturity within one year, or

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(iii)        if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such coupons (as determined by the Company) not theretofore delivered to the Trustee for cancellation, for principal (and premium or Make-Whole Amount, if any) and interest, and any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities that have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

(2)         The Company has paid or caused to be paid all or other sums payable hereunder by the Company; and

(3)         The Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and any predecessor Trustee under Section 606, the obligations of the Company to any Authenticating Agent under Section 611 and, if money shall have been deposited with and held by the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

In the event that there are Securities of two or more series outstanding hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of a particular series as to which it is Trustee and if the other conditions thereto are met.

Section 402.         Application of Trust Funds.

Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium or Make-Whole Amount, if any), and any interest and Additional Amounts for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.  Money deposited pursuant to Section 401 not in violation of this Indenture shall not be subject to claims of holders of Senior Debt under Article Seventeen.

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ARTICLE FIVE

EVENTS OF DEFAULT.

Section 501.         Events of Default.

Subject to any modifications, additions or deletions relating to any series of Securities as contemplated pursuant to Section 301, “Event of Default,” wherever used herein with respect to any particular series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1)         default in the payment of any interest upon or any Additional Amounts payable in respect of any Security of or within that series or of any coupon appertaining thereto, when such interest, Additional Amounts or coupon becomes due and payable, and continuance of such default for a period of 30 days; or

(2)         default in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Security of that series when it becomes due and payable at its Maturity; or

(3)         default in the deposit of any sinking fund payment, when and as due by the terms of any Security of that series; or

(4)         default in the performance, or breach, of any covenant or warranty of the Company in this Indenture with respect to any Security of that series (other than (i) a covenant or agreement included in this Indenture solely for the benefit of a series of Securities other than such series or (ii) a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(5)         the Company pursuant to or within the meaning of any Bankruptcy Law:

(A)         commences a voluntary case,

(B)         consents to the entry of an order for relief against it in an involuntary case,

(C)         consents to the appointment of a Custodian of it or for all or substantially all of its property, or

(D)         makes a general assignment for the benefit of its creditors; or

(6)         a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A)         is for relief against the Company in an involuntary case,

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(B)         appoints a Custodian of the Company for all or substantially all of its property, or

(C)         orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 90 days;

or

(7)         any other Event of Default provided with respect to Securities of that series.

As used in this Section 501, the term “Bankruptcy Law” means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors and the term “Custodian” means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

Section 502.         Acceleration of Maturity; Rescission and Annulment.

If an Event of Default under clause (5) or (6) of Section 501 with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of each such affected series (voting as a single class) may declare the principal (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of, and the Make-Whole Amount, if any, on, all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

(1)         the Company has paid or deposited with the Trustee a sum sufficient to pay in the currency, currency unit or composite currency in which the Securities of such series is payable as determined by the Company (except as otherwise specified pursuant to Section 301 for the Securities of such series):

(A)         all overdue installments of interest on and any Additional Amounts payable in respect of all Outstanding Securities of that series and any related coupons;

(B)          the principal of (and premium or Make-Whole Amount, if any, on) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities;

(C)          to the extent that payment of such interest is lawful, interest upon overdue installments of interest and any Additional Amounts at the rate or rates borne by or provided for in such Securities; and

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(D)         all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(2)         all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of (or premium or Make-Whole Amount, if any) or interest on Securities of that series that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.         Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if:

(1)         default is made in the payment of any installment of interest or Additional Amounts, if any, on any Security of any series and any related coupon when such interest or Additional Amount becomes due and payable and such default continues for a period of 30 days, or

(2)         default is made in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Security of any series at its Maturity,

then the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities of such series and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, with interest upon any overdue principal (and premium or Make-Whole Amount, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest or Additional Amounts, if any, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities of such series, wherever situated.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

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Section 504.         Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium or Make-Whole Amount, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(i)          to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(ii)         to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities of such series and coupons to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee hereunder.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

Section 505.         Trustee May Enforce Claims Without Possession of Securities or Coupons.

All rights of action and claims under this Indenture or any of the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

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Section 506.         Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium or Make-Whole Amount, if any) or interest and any Additional Amounts, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee (acting in any capacity hereunder) and any predecessor Trustee hereunder,

SECOND:  To the payment of the amounts then due and unpaid upon the Securities and coupons for principal (and premium or Make-Whole Amount, if any) and interest and any Additional Amounts payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and coupons for principal (and premium or Make-Whole Amount, if any), interest and Additional Amounts, respectively, and

THIRD:  To the payment of the remainder, if any, to the Company.

Section 507.         Limitation on Suits.

No Holder of any Security of any series or any related coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1)         such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

(2)         the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3)         such Holder or Holders have offered to the Trustee security and indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

(4)         the Trustee for 60 days after its receipt of such notice, request and offer of security and indemnity has failed to institute any such proceeding; and

(5)         no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

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Section 508.         Unconditional Right of Holders to Receive Principal, Premium or Make-Whole Amount, if any, Interest and Additional Amounts.

Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium or Make-Whole Amount, if any) and (subject to Sections 305 and 307) interest on, and any Additional Amounts in respect of, such Security or payment of such coupon on the respective due dates expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.         Restoration of Rights and Remedies.

If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders of Securities and coupons shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

Section 510.         Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.         Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein.  Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

Section 512.         Control by Holders of Securities.

Subject to Section 602, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

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(1)         such direction shall not be in conflict with any rule of law or with this Indenture,

(2)         the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, and

(3)         the Trustee need not take any action that might involve it in personal liability or be unduly prejudicial to the Holders of Securities of such series not joining therein (but the Trustee shall have no obligation as to the determination of such undue prejudice).

Section 513.         Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related coupons consent to the waiver of any past default hereunder with respect to such series and its consequences, except a default

(1)         in the payment of the principal of (or premium or Make-Whole Amount, if any) or interest on or Additional Amounts payable in respect of any Security of such series or any related coupons, or

(2)         in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 514.         Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

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Section 515.         Undertaking for Costs.

All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium or Make-Whole Amount, if any) or interest on or Additional Amounts payable with respect to any Security on or after the respective Stated Maturities expressed in such Security (or in the case of redemption, on or after the Redemption Date).

ARTICLE SIX

THE TRUSTEE

Section 601.         Notice of Defaults.

Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium or Make-Whole Amount, if any) or interest on or any Additional Amounts with respect to any Security of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities and coupons of such series; and provided further that in the case of any default or breach of the character specified in Section 501(4) with respect to the Securities and coupons of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.  For the purpose of this Section, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series.

Section 602.         Certain Rights of Trustee.

Subject to the provisions of TIA Section 315(a) through 315(d):

(1)         the Trustee shall perform only such duties as are expressly undertaken by it to perform under this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee;

(2)         the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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(3)         any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security, together with any coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 that shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(4)         whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of willful misconduct as determined by a court of competent jurisdiction in a final non-appealable order on its part, rely upon an Officer’s Certificate;

(5)         the Trustee may consult with counsel and as a condition to the taking, suffering or omission of any action hereunder may demand an Opinion of Counsel, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(6)         the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

(7)         the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

(8)         the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

(9)         the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; provided, however, that the Trustee’s conduct does not constitute willful misconduct or gross negligence;

(10)       the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Trustee against such risk or liability is not reasonably assured to it;

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(11)       in no event shall the Trustee be responsible or liable for special, punitive, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(12)       the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Securities and this Indenture;

(13)       the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

(14)       the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture;

(15)       the Trustee shall not be liable or responsible for any action or inaction of DTC, Euroclear, Clearstream, the Common Depositary or any other clearinghouse or depositary;

(16)       the Trustee shall not be liable or responsible for any action or inaction of any Paying Agent, Authenticating Agent, co-Trustee or Security Registrar (unless the Trustee is acting in such capacities as applicable, subject to the terms hereof);

(17)       the Trustee may accept as conclusive evidence of any fact or the correctness of any calculation and shall be fully protected in relying upon the Officer’s Certificate provided to it by the Company;

(18)       the Trustee shall have no obligation to undertake any calculation hereunder or have any liability for any calculation (including without limitation with respect to currency conversions) performed in connection herewith or the transactions contemplated hereunder;

(19)       under no circumstances shall the Trustee be liable in its individual capacity for the obligations evidenced by the Securities;

(20)       the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

(21)       the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders or a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

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(22)       before the Trustee acts or refrains from acting it may require and Officer’s Certificate and an Opinion of Counsel.

Section 603.         Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificate of authentication, and in any coupons shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder.  Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 604.         May Hold Securities.

The Trustee, any Paying Agent, Security Registrar, Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Section 613 and TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

Section 605.         Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law.  The Trustee shall be under no liability for interest on, or investment of, any money received by it hereunder.

Section 606.         Compensation and Reimbursement.

The Company agrees:

(1)         to pay to the Trustee (acting in any capacity hereunder) from time to time reasonable compensation for all services rendered by it hereunder, including extraordinary services rendered in connection with or during the continuation of a default hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as agreed in writing among the parties;

(2)         to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its gross negligence, bad faith or willful misconduct; and

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(3)         to indemnify each of the Trustee (acting in any capacity hereunder) and any predecessor Trustee and each of their respective directors, officers, agents and employees for, and to protect and hold each of them harmless against, any loss, damages, claims, fees, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income or gain of the Trustee), arising out of or in connection with the acceptance or administration of the trust or trusts or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense may be attributable to its own gross negligence, bad faith or willful misconduct.

The obligations of the Company under this Section to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder.

As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium or Make-Whole Amount, if any) or interest on particular Securities or any coupons.

Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default described in Section 501(5) and (6), such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

The provisions of this Article 6 shall survive the termination of this Indenture or the resignation or removal of the Trustee.

Section 607.         Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder that shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000 or is a subsidiary of a corporation that shall be a Person that has a combined capital and surplus of at least $50,000,000 and that unconditionally guarantees the obligations of the Trustee hereunder.  If such Trustee or Person publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Trustee or Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 608.         Resignation and Removal; Appointment of Successor.

(a)         No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

(b)         The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company.  If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

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(c)         The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

(d)         If at any time:

(1)           the Trustee shall fail to comply with the provisions of Section 613 or TIA Section 310(b) after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

(2)          the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

(3)          the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (ii) subject to TIA Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

(e)         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series).  If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company.  If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner hereinafter provided, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(f)          The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 106.  Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 609.         Acceptance of Appointment By Successor.

(a)         In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.  No resigning or removed Trustee shall have any liability or responsibility for the action or inaction of any successor Trustee.

(b)         In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto, pursuant to Article Nine hereof, wherein each successor Trustee shall accept such appointment and that (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall upon payment of its charges and subject to any claim or lien provided in Section 606, duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

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(c)         Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d)         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

(e)         All monies due and owing to the Trustee shall be paid before the Successor Trustee takes over.

Section 610.         Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.  In case any Securities or coupons shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities or coupons so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities or coupons.  In case any Securities or coupons shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities or coupons, in either its own name or that of its predecessor Trustee, with the full force and effect that this Indenture provides for the certificate of authentication of the Trustee.

Section 611.         Appointment of Authenticating Agent.

At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities that shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption or repayment thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.  Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company.  Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent shall be reasonably acceptable to the Company and, except as may otherwise be provided pursuant to Section 301, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $25,000,000 and subject to supervision or examination by Federal or State authorities.  If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

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Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company.  The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent that shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of or within the series with respect to which such Authenticating Agent will serve in the manner set forth in Section 106.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein.  No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication substantially in the following form:

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

_____________, as Trustee

By
As Authenticating Agent
By
Authorized Officer

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Section 612.         Certain Duties and Responsibilities.

No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Trustee against such risk or liability is not reasonably assured to it.  Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 613.         Conflicting Interests.

If the Trustee has or shall acquire a conflicting interest within the meaning of the TIA, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA and this Indenture.  To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.  In case an Event of Default shall occur and be continuing, the Trustee shall exercise such of its rights and powers under the applicable Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

Section 614.         Appointment of Co-Trustee.

(a)          Notwithstanding any other provisions of this Indenture, if at any time in connection with the issuance of Bearer Securities, if any, hereunder, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the trust estate created hereunder may at the time be located with respect to Bearer Securities, the Trustee shall have the power and may execute and deliver all instruments necessary to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the trust estate created hereunder with respect to Bearer Securities, and to vest in such Person or Persons, in such capacity and for the benefit of the Holders of such Securities, such title to the trust created under this Indenture, or any part hereof, and subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable as they relate to such Bearer Securities.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 608 hereof.

(b)         Every such separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

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(i)           all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the trust estate created hereunder or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii)          no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)         the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article Six.

(d)         Each such separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection or rights (including the rights to compensation, reimbursement and indemnification hereunder) to, the Trustee.  Every such instrument shall be filed with the Trustee.

ARTICLE SEVEN

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.         Disclosure of Names and Addresses of Holders.

Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Security Registrar nor any director, officer, agent or employee of any of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities or coupons in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

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Section 702.         Reports by Trustee.

Within 60 days after March 15 of each year commencing with the first March 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in TIA Section 313(c) a brief report dated as of such March 15 if and to the extent required by TIA Section 313(a).

Section 703.         Reports by Company.

The Company will:

(1)         file with the Trustee, within 15 days after the Company files the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(2)         file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(3)         transmit by mail (or to the extent permitted by applicable procedures or regulations, deliver electronically) to the Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) or (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

The Company’s obligations under Section 703(1) and (2) shall be deemed satisfied, and no further filing with or delivery to the Trustee of copies of such information, documents or reports shall be required pursuant to such Sections, to the extent the Company has filed such information, documents or reports with the Commission via the Electronic Data Gathering and Retrieval (EDGAR) or any successor system.  The Trustee shall have no liability or responsibility for the filing, timeliness or content of any report required hereunder (other than as required under Section 702 hereof).

Section 704.         Company to Furnish Trustee Names and Addresses of Holders.

The Company will furnish or cause to be furnished to the Trustee:

(a)          with respect to each series of Securities, quarterly or semi-annually (as applicable), not later than 15 days after the Regular Record Date for interest for such series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(b)         at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that, so long as the Trustee is the Security Registrar, no such lists shall be required to be furnished.

ARTICLE EIGHT

CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

Section 801.         Consolidations and Mergers of Company and Sales, Leases and Conveyances Permitted Subject to Certain Conditions.

The Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other Person, provided that in any such case, (i) either the Company shall be the continuing entity, or the successor (if other than the Company) entity shall be a Person organized and existing under the laws of the United States or a State thereof, Puerto Rico or the District of Columbia and such successor entity shall expressly assume the due and punctual payment of the principal of (and premium or Make-Whole Amount, if any) and any interest (including all Additional Amounts, if any, payable pursuant to Section 1009) on all of the Securities, according to their tenor, or as otherwise specified pursuant to Section 301, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture, complying with Article Nine hereof, satisfactory to the Trustee, executed and delivered to the Trustee by such Person and (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing.

Section 802.         Rights and Duties of Successor Corporation.

In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor entity, such successor entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor entity, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities.  Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor entity, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities that such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose.  All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

Section 803.         Officer’s Certificate and Opinion of Counsel.

Any consolidation, merger, sale, lease or conveyance permitted under Section 801 is also subject to the condition that the Trustee receive an Officer’s Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor entity, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

ARTICLE NINE

SUPPLEMENTAL INDENTURES

Section 901.         Supplemental Indentures without Consent of Holders.

Without the consent of any Holders of Securities or coupons, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1)         to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

(2)         to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and, if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

(3)         to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or

(4)         to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium, Make-Whole Amount or Interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect as determined in good faith by the Board of Directors; or

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(5)         to add to, change or eliminate any of the provisions of this Indenture in respect of any series of Securities, provided that any such addition, change or elimination shall (i) neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision, nor (B) modify the rights of the Holder of any such Security with respect to such provision; or (ii) become effective only when there is no Security Outstanding; or

(6)         to secure the Securities; or

(7)         to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301, including the provisions and procedures relating to Securities convertible into or exchangeable for other securities or property of the Company; or

(8)         to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

(9)         to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not be inconsistent with the provisions of this Indenture or to make any other changes, provided that in each case, such provisions shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect as determined in good faith by the Board of Directors; or

(10)       to close this Indenture with respect to the authentication and delivery of additional series of Securities or to qualify, or maintain qualification of, this Indenture under the TIA; or

(11)       to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1402 and 1403; provided in each case that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect.

Section 902.         Supplemental Indentures with Consent of Holders.

The Company and the Trustee may (i) amend or supplement this Indenture or the Securities without notice to any Holder of Securities but with the written consent of the Holders of a majority in aggregate principal amount of the Securities of all series then outstanding or (ii) supplement this Indenture with regard to a series of Securities, amend or supplement a Supplemental Indenture relating to a series of Securities, or amend the Securities of a series, without notice to any Holder of Securities but with the written consent of the Holders of a majority in aggregate principal amount of the Securities of that series then outstanding.  The Holders of a majority in principal amount of the Securities of all series then outstanding may waive compliance by the Company with any provision of this Indenture or the Securities without notice to any Holder of Securities.  The Holders of a majority in principal amount of the Securities of any series then outstanding may waive compliance with any provision of this Indenture, any Supplemental Indenture or the Securities of that series with regard to the Securities of that series without notice to any Holder of Securities.  However, without the consent of the Holder of each Outstanding Security affected thereby, no amendment, supplement or waiver may:

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(1)         change the Stated Maturity of the principal of (or premium or Make-Whole Amount, if any, on) or any installment of principal of or interest on, any Security; or reduce the principal amount thereof or the rate or amount of interest thereon or any Additional Amounts payable in respect thereof, or any premium or Make-Whole Amount payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts pursuant to Section 1009 (except as contemplated by Section 801(i) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security or Make-Whole Amount, if any, that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or Make-Whole Amount or any Additional Amounts payable in respect thereof or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be); or

(2)         reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture or; or reduce the requirements of Section 1504 for quorum or voting; or

(3)         modify any of the provisions of this Section, Section 513 or Section 1010, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

(4)         make any change that adversely affects the right to convert or exchange any Security pursuant to Section 301 or decrease the conversion or exchange rate or increase the conversion or exchange price of any such Security.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

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Section 903.         Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officer’s Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution of such supplemental indenture have been complied with.  The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 904.         Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.

Section 905.         Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

Section 906.         Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture.  If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.  Failure to make a notation or issue a new security shall not affect the validity and effect of any amendment, supplement or waiver.

Section 907.         Notice of Supplemental Indentures.

Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

Section 908.         Subordination Unimpaired.

No provision in any supplemental indenture that affects the superior position of the holders of Senior Debt shall be effective against holders of Senior Debt.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
ARTICLE TEN

COVENANTS

Section 1001.       Payment of Principal, Premium or Make-Whole Amount, if any, Interest and Additional Amounts.

The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium or Make-Whole Amount, if any) and interest on and any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities, any coupons appertaining thereto and this Indenture.  Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on and any Additional Amounts payable in respect of Bearer Securities on or before Maturity, other than Additional Amounts, if any, payable as provided in Section 1009 in respect of principal of (or premium or Make-Whole Amount, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.  Unless otherwise specified with respect to Securities of any series pursuant to Section 301, at the option of the Company, all payments of principal may be paid by check to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security.

Section 1002.       Maintenance of Office or Agency.

If Securities of a series are issuable only as Registered Securities, the Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment or conversion, where Securities of that series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.  If Securities of a series are issuable as Bearer Securities, the Company will maintain: (A) an office or agency at a Place of Payment where any Registered Securities of that series may be presented or surrendered for payment or conversion, where any Registered Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment or conversion in the circumstances described in the following paragraph (and not otherwise); (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series that is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of that series pursuant to Section 1009) or conversion; provided, however, that if the Securities of that series are listed on the Luxembourg Stock Exchange, The International Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent (other than the Trustee) for the Securities of that series in Luxembourg, London, England or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange; and (C) subject to any laws or regulations applicable thereto, in each Place of Payment for that series located outside the United States an office or agency where any Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.  The Company will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency.  If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands (but not service of process) may be made or served at the Corporate Trust Office, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series pursuant to Section 1009) at the offices specified in the Security, in London, England, and the Company hereby appoints such offices specified in the Security as its agent to receive such respective presentations, surrenders, notices and demands.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Unless otherwise specified with respect to any Securities pursuant to Section 301, no payment of principal, premium, Make-Whole Amount or interest on or Additional Amounts in respect of Bearer Securities shall be made by the Company at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any Additional Amounts or Make-Whole Amount payable on Securities of such series pursuant to Section 1009) shall be made at the office of the Company’s Paying Agent in the City of Boston, Massachusetts if (but only if) payment in Dollars of the full amount of such principal, premium, interest, Additional Amounts or Make-Whole Amount, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture, is illegal or effectively precluded by exchange controls or other similar restrictions.

The Company may from time to time designate one or more other offices or agencies where the Securities of one or more series and related coupons, if any, may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes.  The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Unless otherwise specified with respect to any Securities pursuant to Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of the Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

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Section 1003.       Money for Securities Payments to Be Held in Trust.

If the Company shall at any time act as its own Paying Agent with respect to any series of any Securities and any related coupons, it will, on or before each due date of the principal of (and premium or Make-Whole Amount, if any), or interest on or Additional Amounts in respect of, any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities and any related coupons, it will, on or before each due date of the principal of (and premium or Make-Whole Amount, if any), or interest on or Additional Amounts in respect of, any Securities of that series, deposit with a Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay as determined by the Company the principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, Make-Whole Amount or interest or Additional Amounts and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(1)         hold all sums held by it for the payment of principal of (and premium or Make-Whole Amount, if any) or interest on Securities or Additional Amounts in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2)         give the Trustee written notice of any default by the Company (or any other obligor upon the Securities) in the making of any such payment of principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts; and

(3)         at any time during the continuance of any such default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium or Make-Whole Amount, if any) or interest on, or any Additional Amounts in respect of, any Security of any series and remaining unclaimed for two years after such principal (and premium or Make-Whole Amount, if any), interest or Additional Amounts has become due and payable shall be paid to the Company upon Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment of such principal of (and premium or Make-Whole Amount, if any) or interest on, or any Additional Amounts in respect of, any Security, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.       [Reserved].

Section 1005.       Existence.

Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, material rights (charter and statutory) and material franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole or that the loss thereof is not disadvantageous in any material respect to the Holders of Securities of any series.

Section 1006.       Maintenance of Properties.

The Company will cause all of its material properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that, for the avoidance of doubt, nothing in this Section shall prevent the Company from selling or otherwise disposing of its properties in any transaction that is, in the judgment of the Company, desirable in the conduct of its business.

Section 1007.       Payment of Taxes and Other Claims.

The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all material taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment or charge whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 1008.       Statement as to Compliance.

The Company will deliver to the Trustee within 120 days after the end of each fiscal year, an Officer’s Certificate as to his or her knowledge of the Company’s compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof.  For purposes of this Section 1008, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

Section 1009.       Additional Amounts.

If any Securities of a series provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series or any coupon appertaining thereto Additional Amounts as may be specified as contemplated by Section 301.  Whenever in this Indenture there is mentioned, in any context except in the case of Section 502(1), the payment of the principal of or any premium, Make-Whole Amount or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or Make-Whole Amount or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Company will furnish the Trustee and the Paying Agent or Paying Agents with an Officer’s Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of or within the series.  If any such withholding shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series or related coupons and the Company will pay to the Trustee or such Paying Agent the Additional Amounts, if any, required by the terms of such Securities.  In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series or related coupons until it shall have received an Officer’s Certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of a series or related coupons without withholding or deductions until otherwise advised.  The Company covenants to indemnify the Trustee and any Paying Agent and their respective officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense (including but not limited to legal fees and expenses) reasonably incurred without gross negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer’s Certificate furnished pursuant to this Section or in reliance on the Company’s not furnishing such an Officer’s Certificate.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 1010.       Waiver of Certain Covenants.

The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1005 to 1007, inclusive, and with any other term, provision or condition with respect to the Securities of any series specified in accordance with Section 301 (except any such term, provision or condition that could not be amended without the consent of all Holders of Securities of such series pursuant to Section 902), if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Securities of such series, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.  A waiver that changes or eliminates any term, provision or condition of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such term, provision or condition, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

ARTICLE ELEVEN

REDEMPTION OF SECURITIES

Section 1101.       Applicability of Article.

Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102.       Election to Redeem; Notice to Trustee.

The election of the Company to redeem any Securities (in whole or in part) shall be evidenced by or pursuant to a Board Resolution.  In case of any redemption at the election of the Company of less than all of the Securities of any series, the Company shall, at least 45 days prior to the giving of the notice of redemption in Section 1104 (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee, in writing, of such Redemption Date, of the principal amount of Securities of such series (identified by CUSIP or other control number) to be redeemed and of the Redemption Price of such Securities and any accrued interest and Additional Amounts payable with respect thereto, if any, on the Redemption Date.  In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer’s Certificate and Opinion of Counsel evidencing compliance with such restriction.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 1103.       Selection by Trustee of Securities to Be Redeemed.

If less than all the Securities of any series issued with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series issued on such date with the same terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate, subject to the rules and procedures of DTC, and that may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

If any Security selected for partial redemption is converted in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted or exchanged portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption.  Securities that have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.  In any case where more than one Security is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Security.

The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed.

Section 1104.       Notice of Redemption.

Notice of redemption shall be given in the manner provided in Section 106, not less than 30 days nor more than 60 days prior to the Redemption Date, unless a shorter period is specified by the terms of such series established pursuant to Section 301, to each Holder of Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Security or portion thereof.

Any notice that is mailed or otherwise given to the Holders of Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.

All notices of redemption shall state:

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(1)         the Redemption Date;

(2)         the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 1106, if any, and Additional Amounts, if any;

(3)         if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed;

(4)         in case any Security is to be redeemed in part only, that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

(5)         that on the Redemption Date the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 1106, if any, will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date;

(6)         the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any, or for conversion or exchange;

(7)         that the redemption is for a sinking fund, if such is the case;

(8)         that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the date fixed for redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee for such series and any Paying Agent is furnished;

(9)         if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to the redemption on this Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made;

(10)       the CUSIP number of such Security, if any, provided that neither the Company nor the Trustee shall have any responsibility for any such CUSIP number;

(11)       if applicable, that a Holder of Securities who desires to convert or exchange Securities to be redeemed must satisfy the requirements for conversion or exchange contained in such Securities, the then existing conversion or exchange price or rate and the date and time when the option to convert or exchange shall expire and the place or places where such Securities may be surrendered for conversion or exchange; and

(12)       such other information as the Trustee reasonably deems appropriate.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company’s written request, by the Trustee in the name and at the expense of the Company.

Section 1105.       Deposit of Redemption Price.

At or prior to 10:00 a.m. (local time at the Place of Payment) on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article Twelve, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) as determined by the Company sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof that are to be redeemed on that date.

Section 1106.       Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) (together with accrued interest and Additional Amounts payable with respect thereto, if any, on the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest and Additional Amounts, if any) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void.  Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest and Additional Amounts payable with respect thereto, if any, on the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest; and provided further that except as otherwise provided with respect to Securities convertible or exchangeable into other securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

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If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless.  If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium or Make-Whole Amount, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

Section 1107.       Securities Redeemed in Part.

Any Security that is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

ARTICLE TWELVE

SINKING FUNDS

Section 1201.       Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an “optional sinking fund payment.” If provided for by the terms of any Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202.  Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 1202.       Satisfaction of Sinking Fund Payments with Securities.

The Company may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of a series, (1) deliver Outstanding Securities of such series (other than any previously called for redemption) together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto and (2) apply as a credit Securities of such series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, as provided for by the terms of such Securities, or which have otherwise been acquired by the Company; provided that such Securities so delivered or applied as a credit have not been previously so credited.  Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

Section 1203.       Redemption of Securities for Sinking Fund.

Not less than 60 days prior to each sinking fund payment date for Securities of any series, the Company will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and the amount of optional sinking fund payments, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited.  If such Officer’s Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified.  Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104.  Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

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ARTICLE THIRTEEN

[RESERVED]

ARTICLE FOURTEEN

DEFEASANCE AND COVENANT DEFEASANCE

Section 1401.       Applicability of Article; Company’s Option to Effect Defeasance or Covenant Defeasance.

If, pursuant to Section 301, provision is made for either or both of (a) defeasance of the Securities of or within a series under Section 1402 or (b) covenant defeasance of the Securities of or within a series under Section 1403 to be applicable to the Securities of any series, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any coupons appertaining thereto, and the Company may at its option by Board Resolution at any time, with respect to such Securities and any coupons appertaining thereto, elect to defease such Outstanding Securities and any coupons appertaining thereto pursuant to Section 1402 (if applicable) or Section 1403 (if applicable) upon compliance with the conditions set forth below in this Article.

Section 1402.       Defeasance and Discharge.

Upon the Company’s exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any coupons appertaining thereto on the date the conditions set forth in Section 1404 are satisfied (hereinafter, “defeasance”).  For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any coupons appertaining thereto, which shall thereafter be deemed to be “Outstanding” only for the purposes of Section 1405 and the other Sections of this Indenture referred to in clauses (A) and (B) below, and to have satisfied all of its other obligations under such Securities and any coupons appertaining thereto and this Indenture insofar as such Securities and any coupons appertaining thereto are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following that shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any coupons appertaining thereto to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium or Make-Whole Amount, if any) and interest, if any, on such Securities and any coupons appertaining thereto when such payments are due, (B) the Company’s obligations with respect to such Securities under Sections 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1009, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder including but not limited to Section 606 hereof and (D) this Article.  Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities and any coupons appertaining thereto.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 1403.       Covenant Defeasance.

Upon the Company’s exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 1005 to 1007, inclusive, and, if specified pursuant to Section 301, its obligations under any other covenant, with respect to such Outstanding Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, “covenant defeasance”), and such Securities and any coupons appertaining thereto shall thereafter be deemed to be not “Outstanding” for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 1005 to 1007, inclusive, or such other covenant, but shall continue to be deemed “Outstanding” for all other purposes hereunder.  For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any coupons appertaining thereto, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(4) or 501(7) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any coupons appertaining thereto shall be unaffected thereby.

Section 1404.       Conditions to Defeasance or Covenant Defeasance.

The following shall be the conditions to application of Section 1402 or Section 1403 to any Outstanding Securities of or within a series and any coupons appertaining thereto:

(a)         The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any coupons appertaining thereto, (1) an amount in such currency, currencies or currency unit in which such Securities and any coupons appertaining thereto are then specified as payable at Stated Maturity as determined by the Company, or (2) Government Obligations applicable to such Securities and coupons appertaining thereto (as determined by the Company on the basis of the currency, currencies or currency unit in which such Securities and coupons appertaining thereto are then specified as payable at Stated Maturity) that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, on such Securities and any coupons appertaining thereto, money in an amount, or (3) a combination thereof in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and that shall be applied by the Trustee to pay and discharge, (i) the principal of (and premium or Make-Whole Amount, if any) and interest, if any, on such Outstanding Securities and any coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any coupons appertaining thereto; provided, that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Securities.  Before such a deposit, the Company may give to the Trustee, in accordance with Section 1102 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven hereof, which notice shall be irrevocable.  Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

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(b)         Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound (and shall not cause the Trustee to have a conflicting interest pursuant to Section 310(b) of the TIA with respect to any Security of the Company).

(c)         No Event of Default or event that with notice or lapse of time or both would become an Event of Default with respect to such Securities and any coupons appertaining thereto shall have occurred and be continuing on the date of such deposit or, insofar as Sections 501(5) and 501(6) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

(d)         In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

(e)         In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

(f)          The Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with.

(g)         Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations that may be imposed on the Company in connection therewith pursuant to Section 301.

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Section 1405.       Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the “Trustee”) pursuant to Section 1404 in respect of any Outstanding Securities of any series and any coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) to the Holders of such Securities and any coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

Unless otherwise specified with respect to any Security pursuant to Section 301, if, after a deposit referred to in Section 1404(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 1404(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the currency or currency unit in which the deposit pursuant to Section 1404(a) has been made, the indebtedness represented by such Security and any coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium or Make-Whole Amount, if any), and interest, if any, on such Security as the same becomes due and Additional Amounts, if any, out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election or Conversion Event based on the applicable market exchange rate for such currency or currency unit in effect on the second Business Day prior to each payment date, except, with respect to a Conversion Event, for such currency or currency unit in effect (as nearly as feasible) at the time of the Conversion Event.

The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of such Outstanding Securities and any coupons appertaining thereto.

Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
ARTICLE FIFTEEN

MEETINGS OF HOLDERS OF SECURITIES

Section 1501.       Purposes for Which Meetings May Be Called.

A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 1502.       Call, Notice and Place of Meetings.

(a)         The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place as the Trustee shall determine.  Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

(b)         In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

Section 1503.        Persons Entitled to Vote at Meetings.

To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders.  The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

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Section 1504.       Quorum; Action.

The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum.  In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved.  In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting.  In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting.  Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five (5) days prior to the date on which the meeting is scheduled to be reconvened.  Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.  Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series represented at such meeting; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

Notwithstanding the foregoing provisions of this Section 1504, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

(i)           there shall be no minimum quorum requirement for such meeting; and

(ii)          the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 1505.        Determination of Voting Rights; Conduct and Adjournment of Meetings.

(a)         Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.  Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities.  Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

(b)         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1502(b), in which case the Company or the Holders of Securities of or within the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman.  A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

(c)         At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding.  The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

(d)         Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

Section 1506.       Counting Votes and Recording Action of Meetings.

The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them.  The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting.  A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504.  Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 1507.       Evidence of Action Taken by Holders.

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Holders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee.  Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Article Six) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

Section 1508.       Proof of Execution of Instruments.

Subject to Article Six, the execution of any instrument by a Holder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

ARTICLE SIXTEEN

SUBORDINATION

Section 1601.       Agreement to Subordinate.

Except as otherwise provided in a supplemental indenture or pursuant to Section 301, the Company agrees, and each Holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Debt and that the subordination is for the benefit of the holders of Senior Debt.

Section 1602.       Liquidation; Dissolution; Bankruptcy.

Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

(1)         holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Debt before Holders shall be entitled to receive any payment of principal of or interest on the Securities;

(2)         until the Senior Debt is paid in full in cash, any distribution to which Holders would be entitled but for this Article shall be made to holders of Senior Debt as their interests may appear, except that Holders may receive securities that are subordinated to Senior Debt to at least the same extent as the Securities; and

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
(3)         the Trustee is entitled to conclusively rely upon an order or decree of a court of competent jurisdiction or a certificate of a bankruptcy trustee or other similar official for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Debt and other Company debt, the amount thereof or payable thereon and all other pertinent facts relating to the Trustee’s obligations under this Article Seventeen.

Section 1603.       Default on Senior Debt.

The Company may not pay principal of or interest on the Securities and may not acquire any Securities for cash or property other than capital stock of the Company if:

(1)   a default on Senior Debt occurs and is continuing that permits holders of such Senior Debt to accelerate its maturity, and

(1)          the default is the subject of judicial proceedings or the Company receives a notice of the default from a person who may give it pursuant to Section 1611.  If the Company receives any such notice, a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Debt shall not be effective for purposes of this Section.

The Company may resume payments on the Securities and may acquire them when:

(a)         the default is cured or waived, or

(b)         120 days pass after the notice is given if the default is not the subject of judicial proceedings if this Article otherwise permits the payment or acquisition at that time.

Section 1604.       Acceleration of Securities.

If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration.  The Company may pay the Securities when 120 days pass after the acceleration occurs if this Article permits the payment at that time.

Section 1605.       When Distribution Must Be Paid Over.

If a distribution is made to Holders that because of this Article should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Debt and pay it over to them as their interests may appear.

Section 1606.       Notice by Company.

The Company shall promptly notify the Trustee, in writing, and any Paying Agent of any facts known to the Company that would cause a payment of principal of or interest on Securities to violate this Article.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
Section 1607.       Subrogation.

After all Senior Debt is paid in full and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Debt.  A distribution made under this Article to holders of Senior Debt which otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on Senior Debt.

Section 1608.       Relative Rights.

This Article defines the relative rights of Holders and holders of Senior Debt.  Nothing in this Indenture shall:

(1)         impair, as between the Company and Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

(2)         affect the relative rights of Holders and creditors of the Company other than holders of Senior Debt; or

(3)         prevent the Trustee or any Holder from exercising its available remedies upon an Event of Default, subject to the rights of holders of Senior Debt to receive distributions otherwise payable to Holders.

If the Company fails because of this Article to pay principal of or interest on a Security on the due date, the failure is still a default.

Section 1609.       Subordination May Not Be Impaired By Company.

No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

Section 1610.       Distribution or Notice to Representative.

Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

Section 1611.        Rights of Trustee and Paying Agent.

The Trustee or any Paying Agent may continue to make payments on the Securities until a Responsible Officer receives written notice of facts that would cause a payment of principal of or interest on the Securities to violate this Article.  Only the Company, a Representative or a holder of an issue of Senior Debt that has no Representative may give the written notice.

The Trustee has no duty to the holders of Senior Debt other than as created under this Indenture.  The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
The Company’s obligation to pay, and the Company’s payment of, the amounts required by Section 606 are excluded from the operation of this Article Seventeen.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.

OFG BANCORP

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
EXHIBIT A

FORM OF CERTIFICATION EXHIBIT A-1

FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED TO RECEIVE
BEARER SECURITY OR TO OBTAIN INTEREST PAYABLE
PRIOR TO THE EXCHANGE DATE CERTIFICATE

[Insert title or sufficient description of Securities to be delivered]

This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source (“United States person(s)”), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as “financial institutions”) purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise ______________ or its agent that such financial institution will provide a certificate within a reasonable time stating that it agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.1635(c)(2)(i)(D)(7)), and, such financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), certifies that it has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.  This certificate excepts and does not relate to [U.S.$] of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a permanent global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
We understand that this certificate may be required in connection with certain tax legislation in the United States.  If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated: ___________, ________ [To be dated no earlier than the 15th day prior to the earlier of (i) the Exchange Date or (ii) the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable]

[Name of Person Making Certification]
(Authorized Signatory)
Name:
Title:

Exh. A-1-2

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
EXHIBIT A-2

FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND
CLEARSTREAM S.A. IN CONNECTION WITH THE EXCHANGE OF A PORTION OF
A TEMPORARY GLOBAL SECURITY OR TO OBTAIN INTEREST PAYABLE
PRIOR TO THE EXCHANGE DATE CERTIFICATE

[Insert title or sufficient description of Securities to be delivered]

This is to certify that, based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our “Member Organizations”) substantially in the form attached hereto, as of the date hereof, (U.S.$) principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (“United States person(s)”), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as “financial institutions”) purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise          or its agent that such financial institution will provide a certificate within a reasonable time stating that it agrees to comply with the requirements of Section 165(j)(3)(A), (B), or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by a financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and that such financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

CONFIDENTIAL TREATMENT REQUESTED BY OFG BANCORP PURSUANT TO 17 C.F.R. SECTION 200.83
We understand that this certification is required in connection with certain tax legislation in the United States.  If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:                      ,

[To be dated no earlier than the earlier of the Exchange Date or the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable]

By:

Exh. A-2-2